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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: March 31, 1994


  Exact Name of Registrant                               Commission                   I.R.S. Employer
  as Specified in Its Charter                            File Number                  Identification No.
  ---------------------------                            -----------                  ------------------
  Hawaiian Electric Industries, Inc.                       1-8503                    99-0208097
  Hawaiian Electric Company, Inc.                          1-4955                    99-0040500


                                 State of Hawaii
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
             -----------------------------------------------------
             (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:

         (808) 543-5662 - Hawaiian Electric Industries, Inc.
         (808) 543-7771 - Hawaiian Electric Company, Inc.


                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

HAWAIIAN ELECTRIC COMPANY, INC. RECEIVES INTERIM RATE RELIEF

         On March 31, 1994, Hawaiian Electric Company, Inc. (HECO), which serves the island of Oahu and is Hawaiian Electric Industries, Inc.'s principal electric utility subsidiary, received an interim decision and order from the Hawaii Public Utilities Commission (PUC) authorizing an increase of $34.2 million in annual revenues, or approximately 5.5%. The increase is effective April 1, 1994 and is based on a 12.0% return on average common equity. The interim order, which contains findings that are subject to further analysis and possible revision by the PUC, is part of a revised request for an increase of $53.8 million, or approximately 8.6%, based on a 1994 calendar test year and 12.75% return on average common equity. HECO had proposed interim rate relief of approximately $39.9 million in annual revenues.

         HECO also has filed a rate increase request based on a 1995 calendar test year. Both requests represent an increase of $106 million, or approximately 16.7%, over rates in effect before the April 1, 1994 increase. Revenue from both proposed increases would be used primarily to fund major transmission and distribution projects on Oahu, including an additional transmission corridor connecting power plants on the island's west side with customers throughout Oahu.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.                          HAWAIIAN ELECTRIC COMPANY, INC.
           (Registrant)                                                 (Registrant)


/s/ Robert F. Mougeot                                       /s/ Paul Oyer
- ---------------------------------------                     ------------------------------------------
Robert F. Mougeot                                           Paul A. Oyer
Financial Vice President and                                Financial Vice President and
   Chief Financial Officer                                     Treasurer
(Principal Financial Officer of HEI)                        (Principal Financial Officer of HECO)

Date:  March 31, 1994                                       Date:  March 31, 1994
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